UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

BRIDGE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New York	000-18546	11-2934195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway Bridgehampton, New York	11932
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 537-1000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 30, 2010, the Registrant announced the declaration of a quarterly cash dividend of $0.23 per share, payable on April 27, 2010 to shareholders of record as of April 13, 2010.  A copy of the press release announcing the dividend is attached as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.                                       Exhibit

99.1	Press Release dated March 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

By: /s/ Kevin M. O’Connor
Kevin M. O’Connor
Chief Executive Officer

Dated:  March 30, 2010